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                                                                    Exhibit 99.1



                       CERTIFICATION PURSUANT TO 18 U.S.C.
                      SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

(1) The Annual Report on Form 11-K of the SPSS Inc. Employee Stock Purchase Plan (the "Plan") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Date:    June 30, 2003                         By: /s/ Jack Noonan
                                                   -----------------------------
                                                   Jack Noonan
                                                   President and Chief Executive
                                                   Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to SPSS Inc. and will be retained by SPSS Inc. and furnished to the Securities and Exchange Commission or its staff upon request.